UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2008

TUTOGEN MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	001-16-069	59-3100165
(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of		Identification No.)
Incorporation)
13709 Progress Boulevard, Box 19
Alachua, Florida 32615
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (386) 462-0402
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          On February 6, 2008, Tutogen Medical, Inc. issued a press release announcing its financial results for the first quarter of fiscal year 2008 ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ITEM 8.01 OTHER EVENTS.
          See Item 2.02 above.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

99.1	Press Release dated February 6, 2008 announcing financial results for the first quarter of fiscal 2008 ended December 31, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOGEN MEDICAL, INC.
Dated: February 6, 2008	/s/ L. Robert Johnston, Jr.
L. Robert Johnston, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

(d)	Exhibits.

99.1	Press Release dated February 6, 2008 announcing financial results for the first quarter of fiscal 2008 ended December 31, 2007.